LOOMIS SAYLES MULTI-ASSET REAL RETURN FUND

Supplement dated October 31, 2013 to the Loomis Sayles Multi-Asset Real Return Fund

Class A, C and Y Prospectus and the Natixis Funds Statement of Additional Information,

each dated May 1, 2013, as may be revised and supplemented from time to time.

On October 31, 2013, the Loomis Sayles Multi-Asset Real Return Fund (the “Fund”) was liquidated.

The Fund no longer exists, and as a result, shares of the Fund are no longer available for purchase or exchange.